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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-30642.

/s/ ARTHUR ANDERSEN

Boston, Massachusetts
February 22, 2001